UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEQUX

Putnam Global Equity Fund

Annual report
10 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	25

Federal tax information	53

About the Trustees	54

Officers	56

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Global Equity Fund

Selecting companies around the world that are attractive for investors

Putnam Global Equity Fund invests in developed markets such as the United States, the European Union, and Japan, as well as emerging markets such as Brazil, Mexico, and Indonesia. The fund's portfolio manager, Shep Perkins, seeks to build a globally diversified portfolio of companies that he believes have solid growth prospects.

Putnam Global Equity Fund invested in 23 countries as of October 31, 2013.

A globally minded portfolio backed by in-depth research

Portfolio Manager Shep Perkins believes that stock prices are driven by changes in companies' earnings estimates. Drawing on the research of Putnam's Global Equity Research team, he builds a portfolio of his highest-conviction investment insights focused on companies' long-term earnings power. These insights may reflect a variety of business and investment themes:

Underappreciated core business

Companies with pricing power, new product cycles, network effects, dominant franchises, operating leverage, or balance sheet strength.

Positive change

Companies with improving industry dynamics, regulatory frameworks, management changes, or improved capital allocation.

Powerful global themes

Companies that participate in current trends that the manager believes are critical growth drivers. In 2013, these included the U.S. housing rebound, European economic stabilization, and the rise of the emerging-market consumer.

"We believe that thinking differently from the market is the key to beating it. Our global equity research is focused on gaining and maintaining this investment 'edge'."

Shep Perkins, CFA®
Portfolio Manager
Putnam Global Equity Fund

2 Global Equity Fund

Global Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Global Equity Fund

Interview with your fund’s portfolio manager

How would you characterize global equity markets over the fund’s fiscal year ended October 31, 2013?

Markets in many parts of the world climbed a wall of worry. In the United States, investors were concerned about the effects of the fiscal cliff, the federal sequester, the debt ceiling resolution talks, and the potential for the U.S. Federal Reserve to reduce its historic stimulus measures. In Europe, markets dealt with a raft of uncertainties about the ongoing economic recovery, concerns over election outcomes, and a bond crisis in Cyprus. In Japan, where the government’s monetary and structural reform policy experiment has depressed the value of the yen and given new life to exporters and certain areas of the domestic economy, questions have revolved around the magnitude of the potential downside if the effort should ultimately fail. Faced with these concerns, developed-market equities delivered strong returns. In emerging markets, equities did not perform as well, partly as a result of concerns over growth, and then in response to talk of the Fed’s stimulus tapering.

Putnam Global Equity Fund outperformed its benchmark by a substantial margin for the period. To what do you attribute this result?

Successful stock picking — and in some cases, our decisions to avoid certain stocks — drove the fund’s results relative to its benchmark,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Global Equity Fund	5

the MSCI World Index [ND]. Our active decisions in financials and technology companies, in particular, aided performance.

Because developed market stocks have risen substantially, are you still able to find areas of strong growth potential?

We are excited about certain industries and companies that seem poised for continued growth. Companies in the financials sector have withstood significant regulatory pressure for the past five years. While there is a long way to go, some of that pressure has lifted, in our view. Over the past 12 months, in fact, we have seen an inflection point for the industry, which we believe is facing a horizon of higher profitability than at any time since the 2008 financial crisis.

We are also interested in the way companies in a variety of industries and regions use technology to streamline operations and deliver products quickly and efficiently to customers. Automakers offer a good example, as a number of companies began to see the fruit of their research and development.

Automakers in the United States and internationally can now deliver new car models more efficiently and profitably than ever. At one time, large automakers would have a few dozen “platforms,” or production frameworks of specific parts, for each type of car model produced. But with the aid of better supply-chain-management techniques and streamlined design where more parts can be shared among different models, automakers can assemble and deliver a greater number of car models on fewer platforms.

Which stocks or strategies contributed positively to results?

The fund’s position in Japan Tobacco was the largest contributor for the year ended October 31, 2013. The company benefited from yen weakness, which helped its business

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Equity Fund

abroad. In addition, the Japanese government sold a share of its position in the company, and the market responded favorably. Lastly, we believe the company’s management has done a good job executing its business strategies in Japan and overseas. These developments encouraged us to maintain a benchmark-relative overweight position in the stock.

Kodiak Oil and Gas also helped performance. In our view, the exploration and production company has efficiently used its technology to extract resources from shale-gas deposits.

A third contributor, Blackstone Group, a New York-based asset manager that has developed specialized fixed-income products for institutional and individual investors, also aided results. In approximately two years, the company has amassed $140 billion in client assets — which is a meteoric pace for its industry — partly on the strength of its products, but also as a result of its distribution agreements with other asset managers.

Which stocks or strategies detracted from the fund’s results?

Large energy companies generally suffered during the reporting period, which is the primary reason why the fund’s exposure to companies such as BG Group and Royal Dutch Shell hindered performance. As for BG Group specifically, the market reacted negatively to concerns about the CEO’s intention to devise a new strategic plan. Meanwhile, the market responded favorably to the company’s latest earnings guidance in May 2013, and we are cautiously optimistic that BG Group will eventually deliver growth.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/13. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Equity Fund	7

Another disappointment was Barclays, the U.K.-based financial company. The company is a significant player relative to peer institutions in most of the areas where it operates, but the company is shifting its focus to those business channels where it believes it has the strongest growth potential. We remain optimistic about Barclays prospects, both for its management team’s specific decisions to invest in technology and business channels where it has core strength, as well as for the cessation of regulatory pressures we see among financials in the post-crisis era.

What is your outlook for global equities?

The market ascended quite dramatically over the 12-month reporting period, which led some investors to question whether it still has room to run. Three key reasons lead me to believe that markets may continue to show strength well into 2014 and possibly beyond.

First, although interest rates may continue to rise, modestly higher rates would still mean we would find ourselves in a historically low interest-rate range. Low interest rates are conducive to higher-than-average price-to-earnings [P/E] multiples — which implies room for stock price appreciation. We see this in a variety of historical frameworks and believe the same holds true today.

Second, we believe that coordinated global growth would generally lead to an increase in corporate profitability, which would contribute to the potential for a higher P/E environment.

Third, many concerns that hindered markets over the past couple of years — including the potential for economic disaster in the eurozone, exploding tensions in the Middle East, and the prospect of Fed policy error — appear to us to carry less risk today. The Fed’s tapering discussion, of course, may potentially weigh on markets in early 2014,

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Equity Fund

but my feeling is that fears of the stimulus going away are overblown.

Looking ahead, then, the global economy overall appears to us to be in forward gear, while corporate profits, in our view, are poised to accelerate. Markets are beginning to recognize this, which is reflected in the strong advance of developed markets over the past 12 months. This has caused valuations to expand — which means stocks are no longer what we consider “cheap” relative to their companies’ earnings. In this context, we are focused on finding individual industries and companies that we believe are well positioned for growth.

Thank you, Shep, for your insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shep Perkins is Co-Head of International Equities at Putnam. He has a B.A. from Amherst College. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1993.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

Global Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6 and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.45%	8.12%	7.69%	7.69%	7.69%	7.69%	7.97%	7.77%	8.19%	8.62%	8.62%	8.60%

10 years	94.61	83.42	80.22	80.22	80.46	80.46	85.01	78.53	90.10	100.02	100.10	99.50
Annual average	6.88	6.25	6.07	6.07	6.08	6.08	6.35	5.97	6.63	7.18	7.18	7.15

5 years	98.43	87.02	91.16	89.16	91.19	91.19	93.76	86.98	96.18	101.56	101.64	101.04
Annual average	14.69	13.34	13.84	13.60	13.84	13.84	14.14	13.33	14.43	15.05	15.06	14.99

3 years	50.25	41.61	46.85	43.85	47.04	47.04	48.16	42.98	49.22	51.75	51.81	51.35
Annual average	14.53	12.30	13.67	12.89	13.71	13.71	14.00	12.66	14.27	14.91	14.93	14.81

1 year	31.37	23.81	30.36	25.36	30.43	29.43	30.91	26.32	31.14	32.10	32.16	31.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Global Equity Fund

Comparative index returns For periods ended 10/31/13

		Lipper Global
		Large-Cap Core Funds
	MSCI World Index (ND)	category average*

Annual average (life of fund)	6.90%	7.87%

10 years	103.74	118.53
Annual average	7.38	8.01

5 years	87.01	86.29
Annual average	13.34	13.19

3 years	40.07	38.60
Annual average	11.89	11.45

1 year	25.77	26.68

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*  Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/13, there were 72, 61, 54, 38, and 11 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,022 and $18,046, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,853. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $19,010, $20,002, $20,010, and $19,950, respectively.

Global Equity Fund	11

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.075		$0.007	$0.007	$0.028		$0.047	$0.086	$0.090	$0.100

Capital gains	—		—	—	—		—	—	—	—

Total	$0.075		$0.007	$0.007	$0.028		$0.047	$0.086	$0.090	$0.100

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$9.26	$9.82	$8.33	$8.77	$8.85	$9.17	$9.15	$9.56	$9.56	$9.56

10/31/13	12.07	12.81	10.85	11.43	11.55	11.97	11.94	12.52	12.52	12.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(9/23/02)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.30%	7.97%	7.55%	7.55%	7.54%	7.54%	7.81%	7.62%	8.04%	8.47%	8.47%	8.46%

10 years	98.52	87.11	84.05	84.05	84.17	84.17	88.67	82.06	93.86	103.91	103.99	103.53
Annual average	7.10	6.47	6.29	6.29	6.30	6.30	6.55	6.17	6.84	7.39	7.39	7.36

5 years	50.63	41.97	45.11	43.11	45.12	45.12	46.83	41.69	48.70	52.89	52.95	52.60
Annual average	8.54	7.26	7.73	7.43	7.73	7.73	7.99	7.22	8.26	8.86	8.87	8.82

3 years	51.52	42.80	48.12	45.12	48.04	48.04	49.22	44.00	50.31	52.94	53.00	52.65
Annual average	14.86	12.61	13.99	13.22	13.97	13.97	14.27	12.92	14.55	15.22	15.23	15.14

1 year	26.30	19.04	25.52	20.52	25.35	24.35	25.75	21.35	26.03	26.98	27.03	26.74

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Global Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12	1.35%	2.10%	2.10%	1.85%	1.60%	0.93%*	0.83%*	1.10%

Annualized expense ratio for
the six-month period ended
10/31/13†‡	1.33%	2.08%	2.08%	1.83%	1.58%	0.98%	0.88%	1.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.08% from annualizing the performance fee adjustment for the six months ended 10/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.09	$11.06	$11.06	$9.74	$8.41	$5.23	$4.69	$5.76

Ending value (after expenses)	$1,113.50	$1,109.40	$1,109.70	$1,111.60	$1,112.80	$1,115.90	$1,115.90	$1,114.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Equity Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.77	$10.56	$10.56	$9.30	$8.03	$4.99	$4.48	$5.50

Ending value (after expenses)	$1,018.50	$1,014.72	$1,014.72	$1,015.98	$1,017.24	$1,020.27	$1,020.77	$1,019.76

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Equity Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Global Equity Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services

18	Global Equity Fund

being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate

Global Equity Fund	19

sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues,

20 Global Equity Fund

expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on

Global Equity Fund	21

competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 67, 62 and 55 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais,

22 Global Equity Fund

both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management will continue to provide the same level of services

Global Equity Fund	23

to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

24 Global Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund (the fund), including the fund’s portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 13, 2013

26 Global Equity Fund

The fund’s portfolio 10/31/13

COMMON STOCKS (99.0%)*	Shares	Value

Aerospace and defense (1.3%)
European Aeronautic Defence and Space Co. (France)	92,349	$6,340,298

Northrop Grumman Corp.	55,800	5,999,058

		12,339,356
Airlines (0.9%)
Copa Holdings SA Class A (Panama)	25,100	3,753,454

Japan Airlines Co., Ltd. (Japan)	71,000	4,137,394

		7,890,848
Automobiles (3.5%)
Nissan Motor Co., Ltd. (Japan)	930,400	9,291,699

Tesla Motors, Inc. † S	34,900	5,581,906

Toyota Motor Corp. (Japan)	195,800	12,664,375

Yamaha Motor Co., Ltd. (Japan)	258,800	3,942,667

		31,480,647
Beverages (0.7%)
Britvic PLC (United Kingdom)	657,353	6,586,507

		6,586,507
Biotechnology (1.0%)
Celgene Corp. †	61,100	9,072,739

		9,072,739
Building products (1.3%)
Fortune Brands Home & Security, Inc.	128,471	5,534,531

Masco Corp.	130,600	2,759,578

Owens Corning, Inc. †	99,800	3,585,814

		11,879,923
Capital markets (3.7%)
Blackstone Group LP (The)	229,691	6,036,279

Carlyle Group LP (The) (Partnership shares)	185,000	5,720,200

Charles Schwab Corp. (The)	459,400	10,405,410

Morgan Stanley	391,500	11,247,795

		33,409,684
Chemicals (3.0%)
Airgas, Inc.	34,400	3,752,008

Monsanto Co.	126,400	13,256,832

OCI Partners LP †	106,000	2,369,100

Solvay SA (Belgium)	35,975	5,630,142

Zeon Corp. (Japan)	197,000	2,338,035

		27,346,117
Commercial banks (7.1%)
Banco Espirito Santo SA (Portugal) †	4,639,311	6,126,214

Barclays PLC (United Kingdom)	4,684,189	19,796,340

Credicorp, Ltd. (Peru)	45,300	6,187,980

Erste Group Bank AG (Czech Republic)	264,516	9,326,421

Grupo Financiero Banorte SAB de CV (Mexico)	806,600	5,163,328

Societe Generale SA (France)	74,340	4,209,556

UniCredit SpA (Italy)	1,316,910	9,892,729

Zions Bancorp.	141,200	4,005,844

		64,708,412
Commercial services and supplies (0.4%)
Regus PLC (United Kingdom)	1,073,287	3,538,582

		3,538,582

Global Equity Fund	27

COMMON STOCKS (99.0%)* cont.	Shares	Value

Communications equipment (0.7%)
Alcatel-Lucent ADR (France) †	1,574,500	$6,030,335

		6,030,335
Construction materials (1.1%)
Buzzi Unicem SpA (Italy)	220,330	3,817,684

HeidelbergCement AG (Germany)	81,352	6,413,489

		10,231,173
Consumer finance (0.5%)
Credit Saison Co., Ltd. (Japan)	179,300	4,879,557

		4,879,557
Containers and packaging (1.2%)
MeadWestvaco Corp.	146,000	5,088,100

Sealed Air Corp.	188,300	5,682,894

		10,770,994
Diversified financial services (5.0%)
Bank of America Corp.	783,800	10,941,848

CME Group, Inc.	230,500	17,105,405

Eurazeo SA (France)	50,514	3,819,295

ING Groep NV (Netherlands) †	663,544	8,443,045

JPMorgan Chase & Co.	105,300	5,427,162

		45,736,755
Diversified telecommunication services (1.5%)
CenturyLink, Inc.	288,200	9,758,452

Portugal Telecom SGPS SA (Portugal) S	778,291	3,510,220

		13,268,672
Electronic equipment, instruments, and components (0.7%)
Hitachi, Ltd. (Japan)	878,000	6,116,445

		6,116,445
Energy equipment and services (2.0%)
Ezion Holdings, Ltd. (Singapore)	4,386,000	7,909,065

Halliburton Co.	104,400	5,536,332

Petrofac, Ltd. (United Kingdom)	190,789	4,464,812

		17,910,209
Food and staples retail (0.4%)
CP ALL PCL (Thailand)	3,254,900	4,104,573

		4,104,573
Health-care equipment and supplies (0.5%)
Olympus Corp. (Japan) †	150,000	4,789,993

		4,789,993
Health-care providers and services (3.8%)
Aetna, Inc.	124,249	7,790,412

Capital Senior Living Corp. †	196,253	4,352,892

Catamaran Corp. †	203,400	9,551,664

Emeritus Corp. †	181,558	3,478,651

UnitedHealth Group, Inc.	130,800	8,928,408

		34,102,027
Hotels, restaurants, and leisure (2.6%)
Alsea SAB de CV (Mexico)	1,334,700	4,153,275

Compass Group PLC (United Kingdom)	391,208	5,625,752

Penn National Gaming, Inc. †	80,200	4,692,502

Thomas Cook Group PLC (United Kingdom) †	2,450,903	5,643,944

TUI Travel PLC (United Kingdom)	614,648	3,793,232

		23,908,705

28 Global Equity Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value

Household durables (3.8%)
Coway Co., Ltd. (South Korea)	84,359	$4,819,378

Hovnanian Enterprises, Inc. Class A † S	895,200	4,529,712

Persimmon PLC (United Kingdom)	158,564	3,215,288

PulteGroup, Inc.	237,100	4,184,815

Sekisui House, Ltd. (Japan)	289,000	4,123,533

Standard Pacific Corp. †	414,735	3,288,849

Taylor Morrison Home Corp. Class A †	160,573	3,571,144

Taylor Wimpey PLC (United Kingdom)	1,674,682	2,968,108

Techtronic Industries Co. (Hong Kong)	1,579,500	3,972,688

		34,673,515
Independent power producers and energy traders (0.3%)
NRG Energy, Inc.	95,900	2,736,027

		2,736,027
Insurance (4.6%)
American International Group, Inc.	256,023	13,223,588

Assured Guaranty, Ltd.	170,200	3,489,100

Genworth Financial, Inc. Class A †	455,300	6,615,509

Hartford Financial Services Group, Inc. (The)	245,700	8,280,090

Porto Seguro SA (Brazil)	186,500	2,343,530

Prudential PLC (United Kingdom)	362,301	7,412,255

		41,364,072
Internet and catalog retail (0.5%)
Bigfoot GmbH (acquired 8/2/13, cost $857,248) (Private)
(Brazil) † ΔΔ F	39	657,156

HomeAway, Inc. † S	73,500	2,179,275

Zalando GmbH (acquired 9/30/13, cost $1,479,680) (Private)
(Germany) † ΔΔ F	33	1,262,320

		4,098,751
Internet software and services (5.2%)
eBay, Inc. †	87,900	4,633,209

Facebook, Inc. Class A †	299,900	15,072,974

Google, Inc. Class A †	13,403	13,812,864

Telecity Group PLC (United Kingdom)	369,655	4,515,634

Yahoo!, Inc. †	272,700	8,980,011

		47,014,692
IT Services (2.1%)
Computer Sciences Corp.	76,400	3,763,464

Visa, Inc. Class A	79,300	15,595,931

		19,359,395
Leisure equipment and products (0.7%)
Brunswick Corp.	132,200	5,966,186

		5,966,186
Machinery (0.8%)
Volvo AB Class B (Sweden)	546,223	7,022,398

		7,022,398
Media (3.1%)
Atresmedia Corporacion de Medios de Comunicacion S.A. (Spain)	584,249	9,786,343

CBS Corp. Class B	87,100	5,151,094

DISH Network Corp. Class A	195,700	9,432,740

Global Mediacom Tbk PT (Indonesia)	24,840,500	4,208,947

		28,579,124

Global Equity Fund 29

COMMON STOCKS (99.0%)* cont.	Shares	Value

Multi-utilities (0.6%)
Veolia Environnement (France)	301,207	$5,154,292

		5,154,292
Multiline retail (0.7%)
J.C. Penney Co., Inc. † S	479,400	3,595,500

Mitra Adiperkasa Tbk PT (Indonesia)	5,197,000	2,489,581

		6,085,081
Oil, gas, and consumable fuels (7.1%)
BG Group PLC (United Kingdom)	339,046	6,907,051

Cabot Oil & Gas Corp.	70,200	2,479,464

Cairn Energy PLC (United Kingdom) †	398,588	1,809,276

Energy Transfer Equity L.P.	56,200	3,798,558

EXCO Resources, Inc. S	471,600	2,551,356

Genel Energy PLC (Jersey) †	380,764	5,803,574

HRT Participacoes em Petroleo SA (Brazil) †	1,317,693	388,214

Kodiak Oil & Gas Corp. †	663,900	8,610,783

Marathon Oil Corp.	291,400	10,274,764

Noble Energy, Inc.	83,100	6,226,683

Origin Energy, Ltd. (Australia)	193,158	2,670,901

Royal Dutch Shell PLC Class A (United Kingdom)	394,997	13,156,975

		64,677,599
Pharmaceuticals (5.5%)
Astellas Pharma, Inc. (Japan)	146,700	8,145,856

AstraZeneca PLC (United Kingdom)	160,125	8,472,187

Bristol-Myers Squibb Co.	147,100	7,725,692

Sanofi (France)	202,792	21,684,749

ViroPharma, Inc. †	92,300	3,583,086

		49,611,570
Professional services (0.5%)
Experian Group, Ltd. (United Kingdom)	230,230	4,687,270

		4,687,270
Real estate management and development (3.3%)
BR Malls Participacoes SA (Brazil)	450,400	4,362,860

BR Properties SA (Brazil)	471,600	3,999,821

CBRE Group, Inc. Class A †	149,800	3,479,854

Forestar Group, Inc. †	178,418	3,984,074

Howard Hughes Corp. (The) †	31,500	3,687,075

Iguatemi Empresa de Shopping Centers SA (Brazil)	404,541	4,650,000

RE/MAX Holdings, Inc. Class A †	212,657	5,996,927

		30,160,611
Semiconductors and semiconductor equipment (3.9%)
Applied Materials, Inc.	333,200	5,947,620

Lam Research Corp. †	107,800	5,845,994

Micron Technology, Inc. †	472,400	8,352,032

Samsung Electronics Co., Ltd. (South Korea)	10,988	15,175,508

		35,321,154
Software (0.7%)
Electronic Arts, Inc. †	151,900	3,987,375

Fidessa Group PLC (United Kingdom)	75,456	2,448,787

		6,436,162

30 Global Equity Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value

Specialty retail (5.5%)
Home Depot, Inc. (The)	97,000	$7,555,330

Industria de Diseno Textil (Inditex) SA (Spain)	71,157	11,683,905

Lowe’s Cos., Inc.	388,900	19,359,442

Office Depot, Inc. †	1,104,800	6,175,832

Sears Hometown and Outlet Stores, Inc. †	83,600	2,329,096

Tile Shop Holdings, Inc. †	132,682	2,962,789

		50,066,394
Thrifts and mortgage finance (0.8%)
Radian Group, Inc. S	521,000	7,590,970

		7,590,970
Tobacco (4.0%)
Japan Tobacco, Inc. (Japan)	644,400	23,264,721

Philip Morris International, Inc.	149,200	13,296,704

		36,561,425
Trading companies and distributors (1.4%)
HD Supply Holdings, Inc. †	335,800	6,779,802

Mitsubishi Corp. (Japan)	281,600	5,676,103

		12,455,905
Water utilities (0.4%)
United Utilities Group PLC (United Kingdom)	319,241	3,598,506

		3,598,506
Wireless telecommunication services (0.6%)
SoftBank Corp. (Japan)	70,700	5,248,754

		5,248,754
Total common stocks (cost $760,752,255)		$898,572,106

SHORT-TERM INVESTMENTS (4.1%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.15% d	23,563,855	$23,563,855

Putnam Short Term Investment Fund 0.07% L	13,240,517	13,240,517

SSgA Prime Money Market Fund 0.02% P	510,000	510,000

U.S. Treasury Bills with an effective yield of 0.11%,
October 16, 2014 Δ	$100,000	99,908

U.S. Treasury Bills with an effective yield of 0.10%,
May 29, 2014 Δ	150,000	149,941

U.S. Treasury Bills with an effective yield of 0.10%,
April 3, 2014 Δ	11,000	10,997

Total short-term investments (cost $37,575,172)		$37,575,218

TOTAL INVESTMENTS

Total investments (cost $798,327,427)		$936,147,324

Global Equity Fund	31

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $907,848,724.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,919,476, or less than 0.1% of net assets.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $967,296 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	53.9%	Netherlands	0.9%

United Kingdom	11.9	Singapore	0.9

Japan	10.4	Germany	0.8

France	5.2	Sweden	0.8

Spain	2.4	Indonesia	0.7

South Korea	2.2	Peru	0.7

Brazil	1.8	Jersey	0.6

Italy	1.5	Belgium	0.6

Portugal	1.1	Thailand	0.5

Czech Republic	1.0	Other	1.1

Mexico	1.0	Total	100.0%

Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

32 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $196,327,784)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC
	British Pound	Sell	12/18/13	$6,667,937	$6,442,060	$(225,877)

	Hong Kong Dollar	Buy	11/20/13	7,242,450	7,242,553	(103)

	Japanese Yen	Sell	11/20/13	3,370,761	3,487,379	116,618

	Norwegian Krone	Sell	12/18/13	5,529,278	5,404,658	(124,620)

	Singapore Dollar	Sell	11/20/13	2,694,919	2,621,330	(73,589)

	Swedish Krona	Buy	12/18/13	1,961,569	1,917,814	43,755

	Swiss Franc	Buy	12/18/13	8,129,261	7,917,781	211,480

	Citibank, N.A.
	Australian Dollar	Buy	1/16/14	7,742,098	7,699,042	43,056

	Canadian Dollar	Buy	1/16/14	887,868	896,983	(9,115)

	Danish Krone	Buy	12/18/13	3,139,288	3,047,785	91,503

	Euro	Buy	12/18/13	428,810	434,926	(6,116)

	Euro	Sell	12/18/13	428,810	416,022	(12,788)

	Japanese Yen	Sell	11/20/13	5,071,657	5,020,888	(50,769)

	Credit Suisse International
	Australian Dollar	Buy	1/16/14	6,233,993	6,182,808	51,185

	Canadian Dollar	Buy	1/16/14	3,713,920	3,752,661	(38,741)

	Japanese Yen	Buy	11/20/13	7,165,527	7,196,600	(31,073)

	Japanese Yen	Sell	11/20/13	7,165,527	7,108,083	(57,444)

	Swiss Franc	Buy	12/18/13	12,170,188	11,784,689	385,499

	Deutsche Bank AG
	British Pound	Sell	12/18/13	2,951,684	2,862,906	(88,778)

	Canadian Dollar	Buy	1/16/14	2,061,385	2,083,035	(21,650)

	Euro	Buy	12/18/13	8,930,457	8,946,863	(16,406)

	Euro	Sell	12/18/13	8,930,457	9,038,902	108,445

	Goldman Sachs International
	Australian Dollar	Buy	1/16/14	918,709	911,378	7,331

HSBC Bank USA, National Association
	British Pound	Sell	12/18/13	2,254,436	2,186,784	(67,652)

	JPMorgan Chase Bank N.A.
	British Pound	Sell	12/18/13	3,107,483	3,031,041	(76,442)

	Canadian Dollar	Buy	1/16/14	1,631,092	1,648,127	(17,035)

	Euro	Buy	12/18/13	3,222,454	3,211,144	11,310

	Euro	Sell	12/18/13	3,222,454	3,268,430	45,976

	Norwegian Krone	Sell	12/18/13	4,960,929	4,860,913	(100,016)

	Swedish Krona	Buy	12/18/13	1,635,327	1,604,799	30,528

	State Street Bank and Trust Co.
	Canadian Dollar	Buy	1/16/14	2,764,117	2,792,526	(28,409)

	Euro	Sell	12/18/13	2,321,927	2,088,923	(233,004)

	Israeli Shekel	Buy	1/16/14	2,330,848	2,325,393	5,455

	Japanese Yen	Sell	11/20/13	3,278,975	3,230,867	(48,108)

	Norwegian Krone	Sell	12/18/13	3,093,172	3,024,871	(68,301)

	Swedish Krona	Buy	12/18/13	355,933	347,755	8,178

Global Equity Fund	33

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $196,327,784) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	British Pound	Sell	12/18/13	$7,859,029	$7,724,404	$(134,625)

	Canadian Dollar	Buy	1/16/14	4,263,010	4,306,867	(43,857)

	Norwegian Krone	Buy	12/18/13	16,864,838	16,490,172	374,666

	Swiss Franc	Buy	12/18/13	13,612,825	13,180,081	432,744

WestPac Banking Corp.
	British Pound	Sell	12/18/13	6,587,954	6,389,775	(198,179)

	Canadian Dollar	Buy	1/16/14	2,175,396	2,197,766	(22,370)

Total						$172,662

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$140,222,355	$42,716,572	$1,919,476

Consumer staples	40,665,998	6,586,507	—

Energy	50,446,120	32,141,688	—

Financials	158,824,206	69,025,855	—

Health care	67,419,393	30,156,936	—

Industrials	38,225,734	21,588,548	—

Information technology	113,313,762	6,964,421	—

Materials	32,486,969	15,861,315	—

Telecommunication services	15,007,206	3,510,220	—

Utilities	2,736,027	8,752,798	—

Total common stocks	659,347,770	237,304,860	1,919,476

Short-term investments	13,750,517	23,824,701	—

Totals by level	$673,098,287	$261,129,561	$1,919,476

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$172,662	$—

Totals by level	$—	$172,662	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34 Global Equity Fund

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value, including $22,395,851 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $761,523,055)	$899,342,952
Affiliated issuers (identified cost $36,804,372) (Notes 1 and 5)	36,804,372

Foreign currency (cost $2,288,284) (Note 1)	2,288,284

Dividends and interest receivable	1,442,499

Receivable for shares of the fund sold	138,976

Receivable for investments sold	12,879,189

Unrealized appreciation on forward currency contracts (Note 1)	1,967,729

Total assets	954,864,001

LIABILITIES

Payable for investments purchased	18,767,008

Payable for shares of the fund repurchased	541,556

Payable for compensation of Manager (Note 2)	589,081

Payable for custodian fees (Note 2)	25,195

Payable for investor servicing fees (Note 2)	328,716

Payable for Trustee compensation and expenses (Note 2)	529,025

Payable for administrative services (Note 2)	3,266

Payable for distribution fees (Note 2)	210,914

Unrealized depreciation on forward currency contracts (Note 1)	1,795,067

Collateral on securities loaned, at value (Note 1)	23,563,855

Collateral on certain derivative contracts, at value (Note 1)	510,000

Other accrued expenses	151,594

Total liabilities	47,015,277

Net assets	$907,848,724

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,105,455,478

Undistributed net investment income (Note 1)	3,724,730

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(339,359,630)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	138,028,146

Total — Representing net assets applicable to capital shares outstanding	$907,848,724

(Continued on next page)

Global Equity Fund	35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($823,260,930 divided by 68,181,798 shares)	$12.07

Offering price per class A share (100/94.25 of $12.07)*	$12.81

Net asset value and offering price per class B share ($20,407,177 divided by 1,880,062 shares)**	$10.85

Net asset value and offering price per class C share ($13,637,643 divided by 1,193,470 shares)**	$11.43

Net asset value and redemption price per class M share ($12,377,540 divided by 1,072,082 shares)	$11.55

Offering price per class M share (100/96.50 of $11.55)*	$11.97

Net asset value, offering price and redemption price per class R share
($1,194,248 divided by 100,041 shares)	$11.94

Net asset value, offering price and redemption price per class R5 share
($14,154 divided by 1,131 shares)†	$12.52

Net asset value, offering price and redemption price per class R6 share
($9,404,446 divided by 751,009 shares)	$12.52

Net asset value, offering price and redemption price per class Y share
($27,552,586 divided by 2,208,678 shares)	$12.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

36 Global Equity Fund

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Dividends (net of foreign tax of $523,233)	$13,651,617

Interest (including interest income of $5,309 from investments in affiliated issuers) (Note 5)	6,540

Securities lending (Note 1)	115,893

Total investment income	13,774,050

EXPENSES

Compensation of Manager (Note 2)	6,345,822

Investor servicing fees (Note 2)	2,228,779

Custodian fees (Note 2)	97,317

Trustee compensation and expenses (Note 2)	74,944

Distribution fees (Note 2)	2,317,499

Administrative services (Note 2)	23,928

Other	305,744

Total expenses	11,394,033

Expense reduction (Note 2)	(96,563)

Net expenses	11,297,470

Net investment income	2,476,580

Net realized gain on investments (Notes 1 and 3)	131,092,193

Net realized loss on swap contracts (Note 1)	(449,371)

Net realized gain on foreign currency transactions (Note 1)	1,695,098

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	136,273

Net unrealized appreciation of investments and swap contracts during the year	91,734,141

Net gain on investments	224,208,334

Net increase in net assets resulting from operations	$226,684,914

The accompanying notes are an integral part of these financial statements.

Global Equity Fund	37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$2,476,580	$3,950,117

Net realized gain on investments
and foreign currency transactions	132,337,920	45,423,262

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	91,870,414	31,472,856

Net increase in net assets resulting from operations	226,684,914	80,846,235

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,498,576)	(17,732,947)

Class B	(16,055)	(430,946)

Class C	(8,885)	(217,661)

Class M	(34,288)	(246,779)

Class R	(4,573)	(25,505)

Class R5	(96)	—

Class R6	(101)	—

Class Y	(271,513)	(573,729)

Increase in capital from settlement payments	—	335,061

Decrease from capital share transactions (Note 4)	(74,327,524)	(93,601,379)

Total increase (decrease) in net assets	146,523,303	(31,647,650)

NET ASSETS

Beginning of year	761,325,421	792,973,071

End of year (including undistributed net investment income
of $3,724,730 and $5,647,932, respectively)	$907,848,724	$761,325,421

The accompanying notes are an integral part of these financial statements.

38 Global Equity Fund

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Global Equity Fund 39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2013	$9.26	.03	2.86	2.89	(.08)	(.08)	—	—	$12.07	31.37	$823,261	1.33	.32	113
October 31, 2012	8.55	.05	.87	.92	(.21)	(.21)	—	— [d,e]	9.26	11.20	691,972	1.35	.55	117
October 31, 2011	8.41	.09	.13	.22	(.10)	(.10)	— [d]	.02 [f,g]	8.55	2.85	721,575	1.38	1.02	87
October 31, 2010	7.79	.10	.74	.84	(.22)	(.22)	— [d]	— [d,h]	8.41	10.87	796,770	1.42	1.29	125
October 31, 2009	6.55	.15	1.10 [i]	1.25	(.01)	(.01)	— [d]	— [d,j,k]	7.79	19.13 [i]	821,586	1.42 [l]	2.22 [l]	105

Class B
October 31, 2013	$8.33	(.04)	2.57	2.53	(.01)	(.01)	—	—	$10.85	30.36	$20,407	2.08	(.42)	113
October 31, 2012	7.69	(.02)	.80	.78	(.14)	(.14)	—	— [d,e]	8.33	10.43	19,831	2.10	(.21)	117
October 31, 2011	7.57	.02	.11	.13	(.03)	(.03)	— [d]	.02 [f,g]	7.69	2.01	24,597	2.13	.25	87
October 31, 2010	7.02	.04	.67	.71	(.16)	(.16)	— [d]	— [d,h]	7.57	10.15	34,938	2.17	.55	125
October 31, 2009	5.94	.09	.99 [i]	1.08	—	—	— [d]	— [d,j,k]	7.02	18.18 [i]	48,621	2.17 [l]	1.52 [l]	105

Class C
October 31, 2013	$8.77	(.04)	2.71	2.67	(.01)	(.01)	—	—	$11.43	30.43	$13,638	2.08	(.43)	113
October 31, 2012	8.10	(.02)	.84	.82	(.15)	(.15)	—	— [d,e]	8.77	10.38	11,460	2.10	(.20)	117
October 31, 2011	7.97	.02	.13	.15	(.04)	(.04)	— [d]	.02 [f,g]	8.10	2.14	11,987	2.13	.27	87
October 31, 2010	7.40	.04	.69	.73	(.16)	(.16)	— [d]	— [d,h]	7.97	10.00	13,543	2.17	.54	125
October 31, 2009	6.26	.09	1.05 [i]	1.14	—	—	— [d]	— [d,j,k]	7.40	18.21 [i]	14,315	2.17 [l]	1.48 [l]	105

Class M
October 31, 2013	$8.85	(.02)	2.75	2.73	(.03)	(.03)	—	—	$11.55	30.91	$12,378	1.83	(.18)	113
October 31, 2012	8.18	— [d]	.84	.84	(.17)	(.17)	—	— [d,e]	8.85	10.59	11,050	1.85	.05	117
October 31, 2011	8.05	.05	.12	.17	(.06)	(.06)	— [d]	.02 [f,g]	8.18	2.35	12,173	1.88	.52	87
October 31, 2010	7.47	.06	.70	.76	(.18)	(.18)	— [d]	— [d,h]	8.05	10.29	13,348	1.92	.79	125
October 31, 2009	6.30	.11	1.06 [i]	1.17	—	—	— [d]	— [d,j,k]	7.47	18.57 [i]	14,007	1.92 [l]	1.72 [l]	105

Class R
October 31, 2013	$9.15	.01	2.83	2.84	(.05)	(.05)	—	—	$11.94	31.14	$1,194	1.58	.07	113
October 31, 2012	8.45	.02	.87	.89	(.19)	(.19)	—	— [d,e]	9.15	10.85	884	1.60	.28	117
October 31, 2011	8.31	.07	.13	.20	(.08)	(.08)	— [d]	.02 [f,g]	8.45	2.65	1,180	1.63	.79	87
October 31, 2010	7.70	.08	.73	.81	(.20)	(.20)	— [d]	— [d,h]	8.31	10.64	1,246	1.67	1.03	125
October 31, 2009	6.48	.13	1.09 i	1.22	—	—	— [d]	— [d,j,k]	7.70	18.83 [i]	1,484	1.67 [l]	1.94 [l]	105

Class R5
October 31, 2013	$9.56	.08	2.97	3.05	(.09)	(.09)	—	—	$12.52	32.10	$14.97		.69	113
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18*	11	.31*	.31*	117

Class R6
October 31, 2013	$9.56	.09	2.96	3.05	(.09)	(.09)	—	—	$12.52	32.16	$9,404.87		.76	113
October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18*	11	.28*	.34*	117

Class Y
October 31, 2013	$9.56	.06	2.95	3.01	(.10)	(.10)	—	—	$12.47	31.76	$27,553	1.08	.56	113
October 31, 2012	8.83	.07	.90	.97	(.24)	(.24)	—	— [d,e]	9.56	11.39	26,107	1.10	.78	117
October 31, 2011	8.68	.12	.13	.25	(.12)	(.12)	— [d]	.02 [f,g]	8.83	3.12	21,462	1.13	1.27	87
October 31, 2010	8.02	.13	.76	.89	(.23)	(.23)	— [d]	— [d,h]	8.68	11.30	20,286	1.17	1.54	125
October 31, 2009	6.76	.17	1.13 [i]	1.30	(.04)	(.04)	— [d]	— [d,j,k]	8.02	19.34 [i]	21,769	1.16 [l]	2.51 [l]	105

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Global Equity Fund	Global Equity Fund	41

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

l Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of
average net assets

October 31, 2009	0.12%

The accompanying notes are an integral part of these financial statements.

42 Global Equity Fund

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Global Equity Fund 43

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The

44 Global Equity Fund

fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,358,343 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $828,794 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $260,832.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $22,395,851 and the fund received cash collateral of $23,563,855.

Global Equity Fund 45

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $338,455,539 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$52,503,868	N/A	$52,503,868	October 31, 2016

285,951,671	N/A	285,951,671	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,434,305 to increase undistributed net investment income and $1,434,305 to increase accumulated net realized loss.

46 Global Equity Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$158,601,276
Unrealized depreciation	(21,685,467)

Net unrealized appreciation	136,915,809
Undistributed ordinary income	3,845,952
Capital loss carryforward	(338,455,539)
Cost for federal income tax purposes	$799,231,515

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

Global Equity Fund 47

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.700% of the fund’s average net assets before an increase of $482,018 (0.058% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,035,186	Class R5	19

Class B	53,983	Class R6	2,616

Class C	33,248	Class Y	69,482

Class M	31,481	Total	$2,228,779

Class R	2,764

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,450 under the expense offset arrangements and by $95,113 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $606, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

48 Global Equity Fund

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,900,137	Class M	87,839

Class B	200,431	Class R	5,177

Class C	123,915	Total	$2,317,499

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $41,574 and $549 from the sale of class A and class M shares, respectively, and received $17,238 and $167 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $22 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $929,717,734 and $1,017,091,477, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	2,474,644	$26,506,070	2,427,168	$21,264,041

Shares issued in connection with
reinvestment of distributions	537,482	5,143,706	2,056,362	16,450,820

	3,012,126	31,649,776	4,483,530	37,714,861

Shares repurchased	(9,564,072)	(101,071,439)	(14,129,282)	(123,804,585)

Net decrease	(6,551,946)	$(69,421,663)	(9,645,752)	$(86,089,724)

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	210,403	$2,044,424	185,490	$1,464,842

Shares issued in connection with
reinvestment of distributions	1,800	15,588	57,869	418,970

	212,203	2,060,012	243,359	1,883,812

Shares repurchased	(713,616)	(6,806,457)	(1,058,756)	(8,406,190)

Net decrease	(501,413)	$(4,746,445)	(815,397)	$(6,522,378)

Global Equity Fund 49

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	112,260	$1,182,535	80,504	$657,247

Shares issued in connection with
reinvestment of distributions	918	8,370	26,507	201,986

	113,178	1,190,905	107,011	859,233

Shares repurchased	(226,940)	(2,284,634)	(279,825)	(2,342,766)

Net decrease	(113,762)	$(1,093,729)	(172,814)	$(1,483,533)

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	21,398	$220,704	33,228	$279,471

Shares issued in connection with
reinvestment of distributions	3,625	33,319	31,157	239,284

	25,023	254,023	64,385	518,755

Shares repurchased	(200,906)	(2,035,657)	(304,158)	(2,566,649)

Net decrease	(175,883)	$(1,781,634)	(239,773)	$(2,047,894)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	18,237	$192,314	20,443	$177,131

Shares issued in connection with
reinvestment of distributions	480	4,559	3,213	25,449

	18,717	196,873	23,656	202,580

Shares repurchased	(15,255)	(157,922)	(66,758)	(585,670)

Net increase (decrease)	3,462	$38,951	(43,102)	$(383,090)

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,121	$10,000

Shares issued in connection with
reinvestment of distributions	10	96	—	—

	10	96	1,121	10,000

Shares repurchased	—	—	—	—

Net increase	10	$96	1,121	$10,000

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	812,784	$8,953,449	1,121	$10,000

Shares issued in connection with
reinvestment of distributions	10	101	—	—

	812,794	8,953,550	1,121	10,000

Shares repurchased	(62,906)	(750,282)	—	—

Net increase	749,888	$8,203,268	1,121	$10,000

50 Global Equity Fund

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	627,422	$7,031,460	649,178	$6,120,823

Shares issued in connection with
reinvestment of distributions	26,862	265,131	67,267	554,276

	654,284	7,296,591	716,445	6,675,099

Shares repurchased	(1,175,513)	(12,822,959)	(417,552)	(3,769,859)

Net increase (decrease)	(521,229)	$(5,526,368)	298,893	$2,905,240

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,131	100.00%	$14,154

Class R6	1,131	0.15	14,154

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$6,384,125	$100,769,496	$107,153,621	$3,704	$—

Putnam Short Term
Investment Fund*	—	178,056,809	164,816,292	1,605	13,240,517

Totals	$6,384,125	$278,826,305	$271,969,913	$5,309	$13,240,517

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$243,500,000

OTC total return swap contracts (notional)	—*

Warrants (number of warrants)	110,000

* For the reporting period, the transactions were minimal.

Global Equity Fund	51

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,967,729	Payables	$1,795,067

Total		$1,967,729		$1,795,067

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants*	contracts	Swaps	Total

Foreign exchange
contracts	$—	$2,100,131	$—	$2,100,131

Equity contracts	(48,136)	—	(449,371)	$(497,507)

Total	$(48,136)	$2,100,131	$(449,371)	$1,602,624

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$78,732	$78,732

Equity contracts	193,619	—	$193,619

Total	$193,619	$78,732	$272,351

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

52 Global Equity Fund

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,335 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Global Equity Fund	53

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

54 Global Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Equity Fund 55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

56 Global Equity Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Global Equity Fund	57

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

58 Global Equity Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Equity Fund 59

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60 Global Equity Fund

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$42,932	$ —	$4,763	$ —
October 31, 2012	$41,872	$ —	$4,650	$ —

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,763 and $4,650 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$ —	$ —	$ —

October 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013